Exhibit 99.1

Getaround Announces Closing of Business Combination with InterPrivate II Acquisition Corp

Getaround common stock and warrants to list on the NYSE today under the symbols “GETR” and “GETR.WS”

Getaround to ring the Opening Bell at the NYSE on public market debut

The pioneer of the digital carsharing transformation raises approximately $228 million1

SAN FRANCISCO, December 9, 2022 – Getaround (“Getaround” or “the Company”), the world’s first connected carsharing marketplace, today announced the Company has completed its previously announced business combination (“the Business Combination”) with InterPrivate II Acquisition Corp. (NYSE: IPVA) (“InterPrivate II”).

In connection with the completion of the Business Combination, Getaround’s common stock and warrants will begin trading on the NYSE under the ticker symbols “GETR” and “GETR.WS,” respectively, on December 9, 2022. The Business Combination was approved at a Special Meeting of InterPrivate II shareholders on December 7, 2022, and was unanimously approved by InterPrivate II’s Board of Directors. Getaround’s Chief Executive Officer and Co-Founder, Sam Zaid, and the current management team of Getaround, will continue to lead the Company.

“Today is a special day for the Getaround team that has worked tirelessly to usher in an era of connected and digital carsharing. We are excited to enter into a new chapter as a publicly traded company. Getaround helped pioneer the carsharing category, and we believe consumer adoption is still in its early stages of a large addressable market with secular growth. With our unique and patented technology that enables consumers to instantly rent and unlock nearby cars, we believe Getaround is poised to capitalize on an immense market opportunity,” said Zaid. “With the capital raised through this transaction and with exceptional partners in InterPrivate and Mudrick Capital Management, we will continue accelerating Getaround’s mission to lead the advancement of carsharing through our innovative, proprietary technology. ”

“We are pleased to be able to partner with Mudrick Capital Management, a leading global investment firm, to support Getaround’s public market debut. Getaround continues to position itself to capture market share in the burgeoning carsharing category, offering a fully digital and superior carsharing marketplace,” commented Ahmed Fattouh, Chairman & CEO of InterPrivate II, who is joining Getaround’s Board of Directors. “Utilizing its key fundamental technological advantage, Getaround Connect, Getaround is able to provide a seamless and frictionless carsharing experience to deliver enhanced value to its users. InterPrivate II believes Getaround’s listing on the NYSE is just the beginning of its journey, as the Company continues to execute on key growth initiatives and lead its peer group as the worldwide leader in asset-light digital carsharing.”

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Approximately $228 million of gross proceeds includes amounts retained in InterPrivate II’s trust account, the conversion of approximately $37.5 million of bridge notes and the issuance of $175 million of convertible notes. Getaround repaid its existing credit facility at the closing.

“Getaround has demonstrated a long term track record of growth, and is well-positioned to continue to lead the carsharing category with its superior economics and technology as a publicly traded company,” commented Jason Mudrick, Founder and Chief Investment Officer of Mudrick Capital Management, LP, a global investment firm. “We are pleased to have played a key role in supporting this transformative transaction for Getaround.”

To memorialize the completion of the Business Combination, Getaround will be ringing the Opening Bell at the NYSE at 9:30 a.m. ET on December 9, 2022. A live stream of the event and replay can be accessed by visiting https://www.nyse.com/bell.

LionTree Advisors LLC served as financial advisor, EarlyBirdCapital, Inc. acted as capital markets advisor and Greenberg Traurig, P.A. served as lead legal advisor to InterPrivate II. White & Case LLP also served as a legal advisor to InterPrivate II. UBS Securities LLC acted as lead capital markets advisor and Orrick, Herrington & Sutcliffe LLP served as legal advisor to Getaround. Additionally, Latham & Watkins LLP served as legal counsel to UBS Securities LLC.

About Getaround

Offering a 100% digital experience, Getaround makes sharing cars and trucks simple through its proprietary cloud and in-car Connect® technology. The company empowers consumers to shift away from car ownership through instant and convenient access to desirable, affordable, and safe cars from entrepreneurial hosts. Getaround’s on-demand technology enables a contactless experience — no waiting in line at a car rental facility, manually completing paperwork, or meeting anyone to collect or drop off car keys. Getaround’s mission is to utilize its peer-to-peer marketplace to help solve some of the most pressing challenges facing the world today, including environmental sustainability and access to economic opportunity. Launched in 2011, Getaround is available today in more than 1,000 cities across the United States and Europe. For more information, please visit https://www.getaround.com/.

About InterPrivate II Acquisition Corp

InterPrivate II Acquisition Corp. is a blank check corporation led by Chairman and CEO Ahmed Fattouh, Executive Vice Presidents Brian Pham and Alan Pinto, General Counsel Brandon Bentley, and Vice President James Pipe. InterPrivate is further guided by a group of notable investors and operating executives who serve as board members and senior advisors including: Jeffrey Harris, venture capitalist and lead independent director at Chargepoint; Susan Decker, former President of Yahoo! and lead independent director at Berkshire Hathaway; Tracey Brophy Warson, former Chair of Citi Private Bank; and Matthew Luckett, founder of Lampros Capital and former CIO of Balestra Capital.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these forward-looking statements by use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “may,” “should,” and “will,” and similar expressions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to statements regarding the benefits of the Business Combination and becoming a public company and Getaround’s market opportunity and prospects for success in the public markets. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the effect of the Business Combination on Getaround’s business relationships, performance, and business generally; (ii)

the outcome of any legal proceedings that may be instituted against Getaround or against InterPrivate II following the completion of the Business Combination; (iii) the ability to meet New York Stock Exchange listing standards; (iv) changes in the competitive and highly regulated industries in which Getaround operates, variations in performance across competitors and changes in laws and regulations affecting Getaround’s business; (v) the ability to implement business plans, forecasts, and other expectations , gauge and adapt to industry trends and changing host, guest and consumer preferences, and identify and realize additional opportunities; (vi) the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, (vii) the risk of adverse or changing economic conditions, including the resulting effects on consumer spending, and the possibility of rapid change in the highly competitive industry in which Getaround operates; (xii) the risk that Getaround and its current and future partners are unable to successfully develop and scale Getaround’s products and offerings, or experience significant delays in doing so; (xiii) the acceptance or adoption of carsharing as an alternative to car ownership in the geographies in which Getaround operates its business; and (xiv) risks associated with increased competition among providers of carsharing or other modes of transportation. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the definitive proxy statement/prospectus filed by InterPrivate II with the Securities and Exchange Commission (the “SEC”) on November 16, 2022, and other documents filed by InterPrivate II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Getaround and InterPrivate II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Getaround nor InterPrivate II gives any assurance that either Getaround or InterPrivate II will achieve its expectations.

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Contacts:

InterPrivate

IR@InterPrivate.com

Investors

investors@getaround.com

Media

press@getaround.com

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